                                                                    Exhibit 10.5
                                                                  EXECUTION COPY


                                 FIRST AMENDMENT

            FIRST AMENDMENT, dated as of August 23,2002 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of May 23,2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COLE VISION CORPORATION, a Delaware corporation ("Cole Vision"), THINGS REMEMBERED, INC., a Delaware corporation ("Things Remembered"), and PEARLE, INC., a Delaware corporation ("Pearle"; Cole Vision, Things Remembered, and Pearle each being referred to as a "Borrower" and collectively as the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), LEHMAN COMMERCIAL PAPER INC., as syndication agent, WACHOVIA BANK, NATIONAL ASSOCIATION, as documentation agent, and CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian-chartered bank acting through its New York Agency, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

            WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

            WHEREAS, the Borrowers and the other Loan Parties have requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein; and

            WHEREAS, the Administrative Agent and the Lenders are willing to effect such amendment, but only upon the terms and subject to the conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrowers, the other Loan Parties, the Lenders and the Administrative Agent hereby agree as follows:

      1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.

      2. Amendment to Subsection 8.8. Subsection 8.8 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

            "Make any expenditure in respect of the purchase or other acquisition of fixed or capital assets and/or in respect of the development of computer systems owned or operated by the Borrowers and their Subsidiaries, except for expenditures in the ordinary course of business in an aggregate amount for the Borrowers and their Subsidiaries not to exceed in any fiscal year $60,000,000."

      3. Amendment to Section 9. Section 9(l) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

            "(1) CNG shall engage in any business other than the owning of the capital stock of the Borrowers and all actions incidental thereto or in connection therewith, including, without limitation, entering into the CNG Guarantee and Cash Collateral Agreement and the maintenance of cash management arrangements for the Borrowers and their Subsidiaries or CNG shall incur any material liabilities (other than the Senior
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      Subordinated Notes, the Senior Subordinated 1997 Notes or the Senior
      Subordinated 2002 Notes); provided, however, that, notwithstanding the foregoing, CNG may enter into (i) leases (other than Financing Leases) of real and personal property that will be used by its Subsidiaries and Affiliates, the payments under which constitute Rental Expense and (ii) one or more Interest Rate Protection Agreements having an aggregate notional amount of not more than $75,000,000 pursuant to which the fixed rate of interest payable in respect of such amount of the Senior Subordinated Notes, Senior Subordinated 1997 Notes and Senior Subordinated 2002 Notes will be effectively converted into a floating rate of interest; or"

      4. Representations and Warranties. Each Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in Section 5 of the Credit Agreement, provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. Each Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

      5. Effectiveness. This Amendment shall be effective upon execution and delivery by each of the Borrowers, the other Loan Parties, the Administrative Agent and the Majority Lenders.

      6. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

      7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

      8. Payment of Expenses. The Borrowers agree, jointly and severally, to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

      9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       COLE VISION CORPORATION

                                       By: /s/ J. Gaglioti
                                           ---------------------------------
                                           Title: Treasurer


                                       THINGS REMEMBERED, INC.

                                       By: /s/ J. Gaglioti
                                           ---------------------------------
                                           Title: Treasurer


                                       PEARLE, INC.

                                       By: /s/ J. Gaglioti
                                           ---------------------------------
                                           Title: Vice President & Treasurer


                                       CANADIAN IMPERIAL BANK OF
                                         COMMERCE, NEW YORK AGENCY,
                                         as Administrative Agent

                                       By: /s/ Katherine Bass
                                           ---------------------------------
                                           Title: Authorized Signatory
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CIBC INC.


By: /s/ Katherine Bass
    ---------------------------------
    Name:           Katherine Bass
    Title:        Executive Director
           CIBC World Markets Corp. As Agent
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FIFTH THIRD BANK


By: /s/ James P. Byrnes
    -------------------------
    Name:  James P. Byrnes
    Title: Vice President
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LEHMAN COMMERCIAL PAPER INC.


By: /s/ Francis Chang
    -------------------------
    Name:  Francis Chang
    Title: Authorized Signatory
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KEYBANK NATIONAL ASSOCIATION


By: /s/ Thomas J. Purcell
    -------------------------
    Name:  Thomas J. Purcell
    Title: Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION


By: /s/ Mark S. Supple
    -------------------------
    Name:  Mark S. Supple
    Title: Vice President
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                                       The undersigned Guarantors do hereby
                                       consent and agree to the foregoing
                                       First Amendment:


                                       COLE NATIONAL CORPORATION

                                       By: /s/ J. Gaglioti
                                           ---------------------------------
                                           Title: Vice President & Treasurer


                                       COLE NATIONAL GROUP, INC.

                                       By: /s/ J. Gaglioti
                                           ---------------------------------
                                           Title: Vice President & Treasurer


                                       BAY CITIES OPTICAL COMPANY

                                       By: /s/ J. Gaglioti
                                           ---------------------------------
                                           Title: Treasurer


                                       WESTERN STATES OPTICAL, INC.

                                       By: /s/ J. Gaglioti
                                           ---------------------------------
                                           Title: Treasurer


                                       COLE VISION SERVICES, INC.

                                       By: /s/ J. Gaglioti
                                           ---------------------------------
                                           Title: Treasurer


                                       COLE LENS SUPPLY, INC.

                                       By: /s/ J. Gaglioti
                                           ---------------------------------
                                           Title: Treasurer
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                                       THINGS REMEMBERED PERSONALIZED
                                       GIFTS, INC.

                                       By: /s/ J. Gaglioti
                                           ---------------------------------
                                           Title: Treasurer


                                       PEARLE VISION, INC.

                                       By: /s/ J. Gaglioti
                                           ---------------------------------
                                           Title: Vice President, Treasurer


                                       AMERICAN VISION CENTERS, INC.

                                       By: /s/ J. Gaglioti
                                           ---------------------------------
                                           Title: Vice President, Treasurer


                                       NUVISION, INC.

                                       By: /s/ J. Gaglioti
                                           ---------------------------------
                                           Title: Vice President, Treasurer